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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 21, 1999
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                        (Date of earliest event reported)


                        Fort Thomas Financial Corporation
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             (Exact name of registrant as specified in its charter)


         Ohio                   0-26242                     61-1278396
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)



25 North Fort Thomas Avenue, Fort Thomas, Kentucky            41075
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(Address of principal executive offices)                      (Zip Code)


                                 (616) 441-3302
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)





                        Exhibit Index appears on page 5.


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ITEM 5.  OTHER EVENTS
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         On December 21, 1999, Fort Thomas Financial Corporation ("Fort
Thomas"), an Ohio corporation and a registered savings and loan holding company and The Bank of Kentucky Financial Corporation ("BKFC"), a Kentucky corporation and registered bank holding company entered into an Agreement and Plan of Reorganization (the "Agreement") which sets forth the terms and conditions under which Fort Thomas will merge with and into BKFC (the "Merger").

         The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each issued and outstanding share of common stock, par value $.01, of Fort Thomas ("Fort Thomas Common Stock") shall, by virtue of the Merger, be converted into and represent the right to receive 0.5645 shares of common stock, no par value, of BKFC. The Agreement contains customary anti-dilution measures and provides for the merger of Fort Thomas' wholly-owned subsidiary, Fort Thomas Savings Bank into The Bank of Kentucky, a wholly-owned subsidiary of BKFC.

         The Merger is intended to qualify as a reorganization within the meaning of Section 368 (a)(1)(A) and related provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Merger, which is expected to close in the second quarter of 2000, is expected to be treated as a tax free exchange to holders of Fort Thomas Common Stock. Consummation of the Merger is subject to the prior receipt of all necessary regulatory or governmental approvals and consents, and the necessary approval of shareholders of Fort Thomas.

         The Agreement and the press release issued by Fort Thomas and BKFC on December 21, 1999 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in their entirety by reference to such Agreement.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         The following exhibit is filed with this report:

             Exhibit Number                     Description
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               2                       Agreement and Plan of Reorganization as
                                       of December 21, 1999 between Fort Thomas and BKFC.

               20 Press Release issued on December 21, 1999 with respect to the Merger.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FORT THOMAS FINANCIAL CORPORATION



Date: January 7, 2000              By: /s/ Larry N. Hatfield
                                        ----------------------------------------
                                        Larry N. Hatfield
                                        President and Chief Executive Officer






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                                  EXHIBIT INDEX




               Exhibit Number                    Description
               --------------                    -----------

               2 Agreement and Plan of Reorganization as of December 21, 1999 between Fort Thomas and BKFC.

               20 Press Release issued on December 21, 1999 with respect to the Merger.





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